SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                             FORM 8-K

                          Current Report


                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934




Date of Report (date of earliest event reported):  August 11, 2001



                       II-VI INCORPORATED
         (Exact name of registrant as specified in its charter)




Pennsylvania                 0-16195                    25-1214948
(State or other           (Commission                (IRS Employer
jurisdiction of            File Number)              Identification
incorporation)                                           Number)



  375 Saxonburg Boulevard, Saxonburg, Pennsylvania         16056
     (Address of principal executive offices)            (ZIP Code)



 Registrant's telephone number, including area code:  724-352-4455














Former name or former address, if changed, since last report:
Not Applicable

Item 5.  Other Events

         On August 11, 2001, the Board of Directors of II-VI Incorporated (the "Company") adopted a Shareholder Rights Plan. On August 13, 2001, the Company issued a press release entitled,
"II-VI Adopts Shareholder Rights Plan."   The full text of the
Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

Exhibit No.             Description

   99                   Press Release




                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             II-VI INCORPORATED
                                                (Registrant)



Date:  August 14, 2001                    By:  /s/ Carl J. Johnson
                                                 Carl J. Johnson
                                                     Chairman &
                                            Chief Executive Officer



Date:  August 14, 2001                    By:  /s/ Craig A. Creaturo
                                               Craig A. Creaturo
                                                     Treasurer















                        EXHIBIT INDEX


Exhibit No.             Description


99                      Press Release